Exhibit 10.26

FIRST AMENDMENT TO LOAN Documents

This First Amendment to Loan Documents (this “Amendment”) is entered into as of May 10, 2022, by and between AVENUE VENTURE OPPORTUNITIES FUND, L.P., a Delaware limited partnership (“Lender”) and SUNEVA MEDICAL, INC., a Delaware corporation (“Borrower”).

RECITALS

Borrower and Lender are parties to those certain Loan Documents dated as of August 24, 2021, including that certain Loan and Security Agreement (as amended from time to time, the “Agreement”) and Supplement to Loan and Security Agreement (as amended from time to time, the “Supplement”). The parties desire to amend the Agreement and Supplement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. The following terms and their respective definitions hereby are either amended and restated in, or, if applicable, added in their entirety to, Part 1 of the Supplement as follows:

“Commitment” means, subject to the terms and conditions set forth in the Loan and Security Agreement and this Supplement, Lender’s commitment to make Growth Capital Loans to Borrower as follows: (1) Eight Million Dollars ($8,000,000) funded on the Closing Date (“Tranche 1”), (2) Two Million Dollars ($2,000,000) funded on the Closing Date in the form of the Lender Convertible Note (“Convertible Tranche”), (3) Two Million One Hundred Sixty Thousand Dollars ($2,160,000) funded on the First Amendment Effective Date to refinance the Convertible Tranche in full (the “Refinance Tranche”); and (4) Three Million Dollars ($3,000,000) to be funded on the First Amendment Effective Date, subject to the conditions in Section 1(a)(i) of Part 2 (“Tranche 2”).

“Final Payment” means a payment (in addition to and not a substitution for the regular monthly payments of principal plus accrued interest) equal to five and one-quarter percent (5.25%) of the aggregate principal amount of Loans outstanding as of the First Amendment Effective Date of Thirteen Million One Hundred Sixty Thousand Dollars ($13,160,000.00).

“First Amendment Effective Date” means May 10, 2022.

“Interest-only Period” means the period commencing on the Closing Date and continuing until February 28, 2023.

“Tranche 2 End Date” means May 15, 2022; but only in the event the SPAC Transaction has not closed prior thereto.

“Tranche 2 Milestones” means (1) Borrower has received at least Five Million Dollars ($5,000,000) in gross proceeds (less 1.00% fees and costs) from the sale and issuance of Borrower’s convertible Subordinated Debt on or about the First Amendment Effective Date (including (i) the One Million Dollars ($1,000,000) received from EW Healthcare Partners L.P. (“EW”) in connection with the Subordinated Convertible Promissory Note, as amended, issued by Borrower to EW, dated as of January 3, 2022 (the “January 2022 EW Note”), (ii) the One Million Five Hundred Thousand Dollars ($1,500,000) received from EW in connection with the Subordinated Convertible Promissory Note issued, as amended, by Borrower to EW, dated as of February 8, 2022 (the “February 2022 EW Note”) and (iii) the One Million Dollars ($1,000,000) received from EW in connection with the Subordinated Convertible Promissory Note, as amended, issued by Borrower to EW, dated as of April 4, 2022 (the “April 2022 EW Note”)); with the balance funded by Intuitus (“Intuitus”)); and (2) (a) the SPAC Transaction has not closed prior thereto; and (b) Borrower has received from Intuitus at least One Million Five Hundred Thousand Dollars ($1,500,000) in gross proceeds (less 1.00% fees and costs) from the sale and issuance to Intuitus of Borrower’s convertible Subordinated Debt on or about the Funding Date of the Tranche 2 Term Loan; in each case of (1) and (2), subject to written evidence of the same, in form and content reasonably acceptable to Lender.

2. [Reserved.]

3. Exhibit C to the Supplement hereby is replaced in its entirety with Exhibit C attached hereto.

4. New Section 5.12 hereby is added to the Agreement to read as follows:

“5.12 Financial Covenants. Borrower shall maintain the following financial covenants:

(a) Minimum Cash. Borrower shall at all times during the term hereof maintain minimum unrestricted cash, in Deposit Accounts subject to a control agreement in favor of Lender, of One Million Dollars ($1,000,000).

(b) Equity Event. Borrower shall receive, after the First Amendment Effective Date and on or before September 30, 2022, gross proceeds of at least Ten Million Dollars ($10,000,000) (less 1.00% proceeds fees and costs) from the sale and issuance of Borrower’s equity securities or Subordinated Debt (excluding the Subordinated Debt issued in satisfaction of the Tranche 2 Milestones).”

5. No course of dealing on the part of Lender, nor any failure or delay in the exercise of any right by Lender, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Lender’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Lender thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Lender.

6. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Loan Documents (as defined in the Agreement). The Loan Documents, as amended hereby, shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Lender under the Loan Documents, as in effect prior to the date hereof.

7. As a condition to the effectiveness of this Amendment, Lender shall have received, in form and substance reasonably satisfactory to Lender, the following:

(a) this Amendment, duly executed by Borrower;

(b) resolutions of the Board of Directors of Borrower authorizing the execution, delivery and performance by Borrower of this Amendment and the other Loan Documents, together with a certificate of incumbency and attaching Borrower’s charter and bylaws, as currently in effect, and any necessary shareholder resolutions;

(c) a Promissory Note with respect to the Refinance Tranche, duly executed by Borrower, substantially in the form attached hereto;

(d) a Promissory Note with respect to Tranche 2, duly executed by Borrower, substantially in the form attached hereto;

(e) a Warrant to Purchase Shares of Stock of Borrower, duly executed by Borrower;

(f) a Subordination Agreement, duly executed by each holder of Subordinated Debt;

(g) a fully executed copy of, and evidence of Borrower’s receipt of the proceeds from, the February 2022 EW Note;

(h) a fully executed copy of, and evidence of Borrower’s receipt of the proceeds from, the April 2022 EW Note;

(i) an amendment fee in the amount of one percent (1.00%) of Tranche 2, which shall be due and payable on the First Amendment Effective Date, and which may be netted from the Tranche 2 Term Loan;

(j) all reasonable Lender expenses incurred through the date of this Amendment, which Borrower shall remit via wire transfer on the date of execution of this Amendment per the instructions set forth on Annex A hereto; and

(k) such other documents, and completion of such other matters, as Lender may reasonably deem necessary or appropriate.

8. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

SUNEVA MEDICAL, INC.

By:
Name:	Patricia Altavilla
Title:	President and Chief Executive Officer

AVENUE VENTURE OPPORTUNITIES FUND, L.P.

By:	Avenue Venture Opportunities Partners, LLC
Its:	General Partner

By:
Name:	Sonia Gardner
Title:	Authorized Signatory

[Signature Page to First Amendment to Loan Documents]

AMENDED AND RESTATED

PROMISSORY NOTE

Note No. 2

$2,160,000.00	May 10, 2022

The undersigned (“Borrower”) promises to pay to the order of AVENUE VENTURE OPPORTUNITIES FUND, L.P., a Delaware limited partnership (“Lender”), at such place as Lender may designate in writing, in lawful money of the United States of America, the principal sum of Two Million One Hundred Sixty Thousand Dollars ($2,160,000) with interest thereon from the date hereof until maturity, whether scheduled or accelerated, at a variable rate per annum equal to the sum of (i) the greater of (A) the Prime Rate and (B) three and one-quarters percent (3.25%), plus (ii) seven and one-quarter percent (7.25%) (the “Designated Rate”), according to the payment schedule described herein, except as otherwise provided herein. In addition, on the Maturity Date, the Borrower promises to pay to the order of Lender (i) all principal and accrued interest then remaining unpaid and (ii) the Final Payment (as defined in the Loan Agreement (as defined herein)).

This Note is one of the Notes referred to in, and is entitled to all the benefits of, a Loan and Security Agreement, dated as of August 24, 2021, between Borrower and Lender (as the same has been and may be amended, restated or supplemented from time to time, the “Loan Agreement”). Each capitalized term not otherwise defined herein shall have the meaning set forth in the Loan Agreement. The Loan Agreement contains provisions for the acceleration of the maturity of this Note upon the happening of certain stated events.

Principal of and interest on this Note shall be payable as provided under Section 2 of Part 2 of the Supplement to the Loan Agreement.

This Note may be prepaid only as permitted under Section 2 of Part 2 of the Supplement to the Loan Agreement.

Any unpaid payments of principal or interest on this Note shall bear interest from their respective maturities, whether scheduled or accelerated, at a rate per annum equal to the Default Rate, compounded monthly. Borrower shall pay such interest on demand.

Interest, charges and fees shall be calculated for actual days elapsed on the basis of a 360-day year, which results in higher interest, charge or fee payments than if a 365-day year were used. In no event shall Borrower be obligated to pay interest, charges or fees at a rate in excess of the highest rate permitted by applicable law from time to time in effect.

If Borrower is late in making any scheduled payment under this Note by more than five (5) days, Borrower agrees to pay a “late charge” of five percent (5%) of the installment due, but not less than fifty dollars ($50) for any one such delinquent payment. This late charge may be charged by Lender for the purpose of defraying the expenses incidental to the handling of such delinquent amounts. Borrower acknowledges that such late charge represents a reasonable sum considering all of the circumstances existing on the date of this Note and represents a fair and reasonable estimate of the costs that will be sustained by Lender due to the failure of Borrower to make timely payments. Borrower further agrees that proof of actual damages would be costly and inconvenient. Such late charge shall be paid without prejudice to the right of Lender to collect any other amounts provided to be paid or to declare a default under this Note or any of the other Loan Documents or from exercising any other rights and remedies of Lender.

THIS NOTE REPLACES IN ITS ENTIRETY THAT CERTAIN SUBORDINATED CONVERTIBLE PROMISSORY NOTE, NOTE NO. 2021A-4, ISSUED BY BORROWER TO LENDER IN THE ORIGINAL PRINCIPAL AMOUNT OF $2,000,000, DATED AUGUST 24, 2021 (THE “ORIGINAL NOTE”). THE ORIGINAL NOTE HEREBY IS CANCELLED, VOID AND OF NO FURTHER FORCE OR EFFECT.

[Signature page to Amended and Restated Promissory Note]

This Note shall be governed by, and construed in accordance with, the laws of the State of California, excluding those laws that direct the application of the laws of another jurisdiction.

SUNEVA MEDICAL, INC.

By:
Name:	Patricia Altavilla
Its:	President and Chief Executive Officer

PROMISSORY NOTE

Note No. 3

$3,000,000.00	May 10, 2022

The undersigned (“Borrower”) promises to pay to the order of AVENUE VENTURE OPPORTUNITIES FUND, L.P., a Delaware limited partnership (“Lender”), at such place as Lender may designate in writing, in lawful money of the United States of America, the principal sum of Three Million Dollars ($3,000,000.00), or such lesser amount as shall be provided by Lender to Borrower under the Loan Agreement (as hereafter defined), with interest thereon from the date hereof until maturity, whether scheduled or accelerated, at a variable rate per annum equal to the sum of (i) the greater of (A) the Prime Rate and (B) three and one-quarters percent (3.25%), plus (ii) seven and one-quarter percent (7.25%) (the “Designated Rate”), according to the payment schedule described herein, except as otherwise provided herein. In addition, on the Maturity Date, the Borrower promises to pay to the order of Lender (i) all principal and accrued interest then remaining unpaid and (ii) the Final Payment (as defined in the Loan Agreement (as defined herein)).

This Note is one of the Notes referred to in, and is entitled to all the benefits of, a Loan and Security Agreement, dated as of August 24, 2021, between Borrower and Lender (as the same has been and may be amended, restated or supplemented from time to time, the “Loan Agreement”). Each capitalized term not otherwise defined herein shall have the meaning set forth in the Loan Agreement. The Loan Agreement contains provisions for the acceleration of the maturity of this Note upon the happening of certain stated events.

Principal of and interest on this Note shall be payable as provided under Section 2 of Part 2 of the Supplement to the Loan Agreement.

This Note may be prepaid only as permitted under Section 2 of Part 2 of the Supplement to the Loan Agreement.

Any unpaid payments of principal or interest on this Note shall bear interest from their respective maturities, whether scheduled or accelerated, at a rate per annum equal to the Default Rate, compounded monthly. Borrower shall pay such interest on demand.

Interest, charges and fees shall be calculated for actual days elapsed on the basis of a 360-day year, which results in higher interest, charge or fee payments than if a 365-day year were used. In no event shall Borrower be obligated to pay interest, charges or fees at a rate in excess of the highest rate permitted by applicable law from time to time in effect.

If Borrower is late in making any scheduled payment under this Note by more than five (5) days, Borrower agrees to pay a “late charge” of five percent (5%) of the installment due, but not less than fifty dollars ($50) for any one such delinquent payment. This late charge may be charged by Lender for the purpose of defraying the expenses incidental to the handling of such delinquent amounts. Borrower acknowledges that such late charge represents a reasonable sum considering all of the circumstances existing on the date of this Note and represents a fair and reasonable estimate of the costs that will be sustained by Lender due to the failure of Borrower to make timely payments. Borrower further agrees that proof of actual damages would be costly and inconvenient. Such late charge shall be paid without prejudice to the right of Lender to collect any other amounts provided to be paid or to declare a default under this Note or any of the other Loan Documents or from exercising any other rights and remedies of Lender.

[Signature page to Promissory Note]

This Note shall be governed by, and construed in accordance with, the laws of the State of California, excluding those laws that direct the application of the laws of another jurisdiction.

SUNEVA MEDICAL, INC.

By:
Name:	Patricia Altavilla
Its:	President and Chief Executive Officer

EXHIBIT “C”

FORM OF

COMPLIANCE CERTIFICATE

Avenue Venture Opportunities Fund, L.P.

11 West 42nd Street, 9th Floor

New York, New York 10036

Re:	SUNEVA MEDICAL, INC.

Ladies and Gentlemen:

Reference is made to the Loan and Security Agreement, dated as of August 24, 2021 (as the same has been and may be supplemented, amended and modified from time to time, the “Loan Agreement,” the capitalized terms used herein as defined therein), between Avenue Venture Opportunities Fund, L.P. (“Lender”) and SUNEVA MEDICAL, INC. (“Borrower”).

The undersigned authorized representative of Borrower hereby certifies in such capacity that in accordance with the terms and conditions of the Loan Agreement, (i) no Default or Event of Default has occurred and is continuing, except as noted below, and (ii) Borrower is in compliance for the financial reporting period ending ____________________________ with all required financial reporting under the Loan Agreement, except as noted below. Attached herewith are the required documents supporting the foregoing certification. The undersigned authorized representative of Borrower further certifies in such capacity that: (a) the accompanying financial statements have been prepared in accordance with Borrower’s past practices applied on a consistent basis, or in such manner as otherwise disclosed in writing to Lender, throughout the periods indicated; and (b) the financial statements fairly present in all material respects the financial condition and operating results of Borrower and its Subsidiaries, if any, as of the dates, and for the periods, indicated therein, subject to the absence of footnotes and normal year-end audit adjustments (in the case of interim monthly financial statements), except as explained below.

Please provide the following requested information and

indicate compliance status by circling (or otherwise indicating) Yes/No under “Included/Complies”:

REPORTING REQUIREMENT	REQUIRED	INCLUDED/COMPLIES

Balance Sheet, Income Statement &	Monthly, within 30 days	YES / NO / N/A
Cash Flow Statement

Operating Budgets, 409(A) Valuations &
Updated Capitalization Tables	As modified	YES / NO / N/A

Annual Financial Statements	Annually, within 180 day of fiscal year-end	YES / NO / N/A

Board Packages	As modified	YES / NO / N/A

Date of most recent Board-approved
budget/plan ________________

Any change in budget/plan since version most recently delivered to Lender
If Yes, please attach		YES / NO / N/A

FINANCIAL COVENANTS	REQUIRED ACTUAL	INCLUDED/COMPLIES

Minimum Cash (at all times)	$1,000,000 $_______________	YES / NO / N/A

Minimum Equity Event (by 9/30/2022)	$10,000,000 $_______________	YES / NO / N/A

Date of most recent capitalization table: ____________________

Any changes in capitalization table since version most recently delivered to Lender?:		YES / NO / N/A
If Yes, please attach a copy of latest capitalization table

EQUITY & CONVERTIBLE NOTE FINANCINGS

Please provide the following information (if applicable) regarding Borrower’s most-recent equity and/or convertible note financing each time this Certificate is delivered to Lender

Date of Last Round Raised: _____________
Has there been any new financing since the last Compliance Certificate submitted?	YES / NO
If “YES” please attach a copy of the Capitalization Table

Date Closed: ______________ Series:_________ Per Share Price: $_________________
Amount Raised: _______________ Post Money Valuation: _____________

Any stock splits since date of last report?	YES / NO
If yes, please provide any information on stock splits which would affect valuation:

Any dividends since date of last report?	YES / NO
If yes, please provide any information on dividends which would affect valuation:

Any unusual terms? (i.e., Anti-dilution, multiple preference, etc.)	YES / NO
If yes, please explain:

ACCOUNT CONTROL AGREEMENTS

Pursuant to Section 6.11 of the Loan Agreement, Borrower represents and warrants that: (i) as of the date hereof, it maintains only those deposit and investment accounts set forth below; and (ii) to the extent required by Section 6.11 of the Loan Agreement, a control agreement has been executed and delivered to Lender with respect to each such account [Note: If Borrower has established any new account(s) since the date of the last compliance certificate, please so indicate].

Deposit Accounts1

	Name of Institution	Account Number	Control Agt. In place? Or, “Excluded Account”?	Complies	New Account
1.)	[_______]	[_______]	YES / NO	YES / NO	YES / NO
2.)	________________________	_______________________	YES / NO	YES / NO	YES / NO

[1]	Company: Please complete with existing accounts.

Investment Accounts

	Name of Institution	Account Number	Control Agt. In place? Or, “Excluded Account?”	Complies	New Account
1.)	None	______________________	YES / NO	YES / NO	YES / NO
2.)	_______________________	_______________________	YES / NO	YES / NO	YES / NO
3.)	_______________________	_______________________	YES / NO	YES / NO	YES / NO
4.)	________________________	_______________________	YES / NO	YES / NO	YES / NO

AGREEMENTS WITH PERSONS IN POSSESSION OF TANGIBLE COLLATERAL

Pursuant to Section 5.9(e) of the Loan Agreement, Borrower represents and warrants that: (i) as of the date hereof, tangible Collateral is located at the addresses set forth below; and (ii) to the extent required by Section 5.9(e) of the Loan Agreement, a Waiver has been executed and delivered to Lender, or such Waiver has been waived by Lender, [Note: If Borrower has located Collateral at any new location since the date of the last compliance certificate, please so indicate].

	Location of Collateral	Value of Collateral at such Locations	Waiver In place?	Complies?	New Location?
1.)	_______________________	$______________________	YES / NO	YES / NO	YES / NO
2.)	_______________________	$_______________________	YES / NO	YES / NO	YES / NO
3.)	_______________________	$_______________________	YES / NO	YES / NO	YES / NO
4.)	________________________	$_______________________	YES / NO	YES / NO	YES / NO

SUBSIDIARIES AND OTHER PERSONS

Pursuant to Section 6.14(a) of the Loan Agreement, Borrower represents and warrants that: (i) as of the date hereof, it has directly or indirectly acquired or created, or it intends to directly or indirectly acquire or create, each Subsidiary or other Person described below; and (ii) such Subsidiary or Person has been made a co-borrower under the Loan Agreement or a guarantor of the Obligations [Note: If Borrower has acquired or created any Subsidiary since the date of the last compliance certificate, please so indicate].

	Name:	Jurisdiction of formation or organization:[2]	Co-borrower or guarantor?	Complies?	New Subsidiary or Person?
1.)	_______________________	______________________	YES / NO	YES / NO	YES / NO
2.)	_______________________	_______________________	YES / NO	YES / NO	YES / NO
3.)	_______________________	_______________________	YES / NO	YES / NO	YES / NO
4.)	________________________	_______________________	YES / NO	YES / NO	YES / NO

EXPLANATIONS

________________________________________________________________________________________________

________________________________________________________________________________________________

________________________________________________________________________________________________

________________________________________________________________________________________________

[2]	Under the “Explanations” heading (see below) please include a description of such Subsidiary’s or Person’s fully diluted capitalization and Borrower’s purpose for its acquisition or creation of such Subsidiary if such information has not been previously furnished to Lender.

[Remainder of this page intentionally left blank; signature page follows]

[Signature page to Compliance Certificate]

Very truly yours,

SUNEVA MEDICAL, INC.

By:
Name:
Title:*

*	Must be executed by Borrower’s Chief Financial Officer or other executive officer.

ANNEX A

(Barnes & Thornburg Wire Instructions)